UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

CORGENTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On December 16, 2005, Corgentech Inc., (“Corgentech”) filed a Form 8-K, dated December 15, 2005, to report that, pursuant to an Agreement and Plan of Merger dated September 23, 2005 by and among Corgentech, Element Acquisition Corp., a wholly-owned subsidiary of Corgentech (“Merger Sub”), AlgoRx Pharmaceuticals, Inc. (“AlgoRx”), and Joseph Marr, as representative of AlgoRx stockholders, Merger Sub merged with and into AlgoRx (the “Merger”) and AlgoRx became a wholly-owned subsidiary of Corgentech. The Merger closed and became effective on December 15, 2005.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

(1)	The audited historical consolidated financial statements of AlgoRx, including AlgoRx’s historical consolidated balance sheets as of December 31, 2003 and 2004, and historical consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2004 and for the period from March 6, 2001 (inception) to December 31, 2004, were previously filed by Corgentech in our Registration Statement on Form S-4 (No. 333-129177), originally filed with the Securities and Exchange Commission on October 21, 2005, as amended.

(2)	The unaudited historical consolidated financial statements of AlgoRx, including AlgoRx’s historical consolidated balance sheet as of September 30, 2005, and historical consolidated statements of operations and cash flows for each of the nine months ended September 30, 2004 and 2005 and for the period from March 6, 2001 (inception) to September 30, 2005, were previously filed by Corgentech in our Registration Statement on Form S-4 (No. 333-129177), originally filed with the Securities and Exchange Commission on October 21, 2005, as amended.

(3)	The audited historical financial statements of Corgentech, including Corgentech’s historical balance sheet as of December 31, 2003 and 2004 and historical statements of operations, cash flows and convertible preferred stock and stockholders’ equity (deficit) for each of the three years in the period ended December 31, 2004, were previously filed by Corgentech in our Registration Statement on Form S-4 (No. 333-129177), originally filed with the Securities and Exchange Commission on October 21, 2005, as amended.

(4)	The unaudited historical financial statements of Corgentech, including Corgentech’s historical condensed balance sheet as of September 30, 2005, and historical condensed statements of operations and cash flows for each of the nine months ended September 30, 2004 and 2005, were previously filed by Corgentech in our Registration Statement on Form S-4 (No. 333-129177), originally filed with the Securities and Exchange Commission on October 21, 2005, as amended.

(b) Pro Forma Financial Information

The required pro forma financial information as of September 30, 2005 and for the year ended December 31, 2004 and for the nine months ended September 30, 2005 was previously filed by Corgentech in our Registration Statement on Form S-4 (No. 333-129177) originally filed with the Securities and Exchange Commission on October 21, 2005, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2006	CORGENTECH INC.

	By:	/s/ Patrick A. Broderick
Patrick A. Broderick
Vice President and General Counsel